Exhibit 10.12

THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Thirteenth Amendment to Loan and Security Agreement (this “Amendment”), dated as of May 29, 2015, is between BANK OF AMERICA, N.A., a national banking association (“Lender”) and LAPOLLA INDUSTRIES, INC., a Delaware corporation (“Borrower”).

RECITALS

A. Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of August 31, 2010 (as amended by: (i) that certain First Amendment to Loan and Security Agreement, dated as of August 31, 2010; (ii) that certain Second Amendment to Loan and Security Agreement, dated as of March 14, 2011; (iii) that certain Third Amendment to Loan and Security Agreement, dated as of May 11, 2011; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of August 17, 2011; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of November 18, 2011; (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of April 12, 2012; (vii) that certain Seventh Amendment to Loan and Security Agreement, dated as of June 29, 2012; (viii) Eighth Amendment to Loan and Security Agreement, dated as of November 15, 2012; (ix) that certain Ninth Amendment to Loan and Security Agreement, dated as of March 31, 2013; (x) that certain Tenth Amendment to Loan and Security Agreement, dated as of December 10, 2013; (xi) that certain Eleventh Amendment to Loan and Security Agreement, effective as of August 31, 2014; and (xii) that certain Twelfth Amendment to Loan and Security Agreement, effective as of January 23, 2015, the “Loan Agreement”).

B. Lender and Borrower desire to amend the Loan Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

ARTICLE II

Amendments to the Loan Agreement

SSection 2.1 Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Revolver Termination Date” in its entirety and replacing it as follows:

“Revolver Termination Date: the earliest to occur of (a) March 31, 2019, (b) 90 days prior to the maturity date of the New Subordinated Term Debt, and (c) 90 days prior to the maturity date of the indebtedness evidenced and governed by any ‘Junior Note,’ as such term is defined in that certain Subordination Agreement, dated as of April 16, 2012, by and among Borrower, Richard J. Kurtz, and Lender, as such Subordination Agreement has been amended, restated, supplemented, or modified from time to time.”

ARTICLE III

Conditions Precedent

Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

(a) The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

(b) No Default or Event of Default shall have occurred and be continuing;

(c) Lender and Borrower shall have executed this Amendment;

(d) Lender shall have received a fee from Borrower in the amount of $32,500 (25 basis points times the Revolver Commitment) for the amendments set forth herein, which fee shall be deposited by Borrower via wire transfer in immediately available funds denominated in Dollars in a US Dominion Account;

(e) Each of Lender, Borrower, and Richard J. Kurtz shall have executed a second amendment to the subordination agreement by and among Lender, Borrower, and Richard J. Kurtz, in form and substance satisfactory to Lender in its sole discretion;

(f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory to Lender and its legal counsel; and

(g) Lender shall have received reimbursement for its legal fees and expenses as described in Section 5.3 hereof.

ARTICLE IV

Ratifications, Representations, and Warranties

Section 4.1 Ratifications by Borrower. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 4.2 Renewal and Extension of Security Interests and Liens. Borrower hereby (i) renews and affirms the liens and security interests created and granted in the Loan Documents, and (ii) agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower to be valid and subsisting.

Section 4.3 Representations and Warranties. Borrower represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles or bylaws of Borrower or any agreement to which Borrower is a party, including, without limitation, any documents or agreements evidencing or related to the New Subordinated Term Debt; (ii) the representations and warranties contained in the Loan Agreement as amended hereby and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing; (iv) no default or event of default has occurred and is continuing in respect of the New Subordinated Term Debt; and (v) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

ARTICLE V

Miscellaneous

Section 5.1 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

Section 5.2 Reference to Loan Agreement. Each of the Loan Documents and the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.3 Expenses of Lender. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender directly in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5 APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 5.6 Release of Claims. To induce Lender to enter into this Amendment, Borrower voluntarily, knowingly, and unconditionally releases, acquits, and forever discharges Lender and its prior, current, or future officers, directors, agents, employees, successors, and assigns (collectively, the “Released Parties”), from any and all liabilities, claims, demands, damages, expenses, actions, or causes of action of any kind or nature (if there be any), owned by, through, or under Borrower, whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Person now has or ever had against any of the Released Parties arising under or in connection with any of the Loan Documents or otherwise, including, without limitation, any such liabilities, claims, demands, damages, expenses, actions, or causes of action arising out of or relating to a claim of breach of contract, fraud, lender liability or misconduct, breach of fiduciary duty, usury, unfair bargaining position, unconscionably, violation of law, negligence, error or omission in accounting or calculations, misappropriation of funds, tortious conduct or reckless or willful misconduct. Borrower represents and warrants to Lender that it has not transferred or assigned to any Person any claim that it ever had or claimed to have against Lender.

Section 5.7 Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim, or proceeding arising out of or related to this Amendment.

Section 5.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.9 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. A facsimile or digital copy of this Amendment shall be deemed to be an original thereof.

Section 5.10 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 5.11 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.12 Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

Section 5.13 ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page blank; signature page follows.]

EXECUTED as of the date first written above.

BANK OF AMERICA, N.A.

By: /s/ H. Michael Wills, SVP

H. Michael Wills, Senior Vice President

LAPOLLA INDUSTRIES, INC.

By: /s/ Douglas J. Kramer, CEO

Douglas Kramer, CEO